INVESTOR PRESENTATION MAY 2022

Holly Energy Partners (NYSE: HEP) 2 Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of United States federal securities laws. Forward-looking statements are statements that are not historical in nature and may include statements relating to our goals, plans and projections regarding industry and general economic trends, our expected financial position, the anticipated cost savings, revenue enhancement strategies, operational improvements and other benefits from the acquisition of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair,” and such transactions, the “Sinclair Transactions”), results of operations or market position and our business strategy. Words such as “anticipate,” “expect,” “project,” “will,” “plan,” “goal,” “forecast,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Energy Partners, L.P. (“HEP”), and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions and those of HEP’s general partner using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we and HEP’s general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor HEP’s general partner can give assurance that such expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to: (i) HF Sinclair Corporation (“HF Sinclair”) and our ability to successfully integrate the Sinclair Oil Corporation (now known as Sinclair Oil LLC, (“Sinclair Oil”)) and Sinclair Transportation Company LLC (“Sinclair Transportation”) businesses acquired from The Sinclair Companies (now known as REH Company), referred to herein as “Sinclair HoldCo”) with our existing operations and fully realize the expected synergies of the Sinclair Transactions (as defined herein) or on the expected timeline;(ii) the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand and increasing societal expectations that companies address climate change;(iii) risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; (iv) the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; (v) the demand for refined petroleum products in the markets we serve; (vi) our ability to purchase and integrate future acquired operations; (vii) our ability to complete previously announced or contemplated acquisitions; (viii) the availability and cost of additional debt and equity financing; (ix) the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; (x) the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; (xi) delay by government authorities in issuing permits necessary for our business or our capital projects; (xii) our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; (xiii) the possibility of terrorist or cyberattacks and the consequences of any such attacks; (xiv) uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict our ability to raise capital; (xv) general economic conditions including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; (xvi) the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and (xvii) the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships.

Holly Energy Partners (NYSE: HEP) Holly Energy Partners Company Profile STABLE EARNINGS FINANCIAL TARGETS & GUIDANCE BALANCE SHEET HIGHLIGHTS  Revenues are nearly 100% fee-based with de minimis commodity risk  Customer base consisting of refining companies (contracts not with E&Ps)  Minimum Volume Commitments (MVCs) comprise approximately 76% of total revenue1  Substantially all MVC revenues tied to PPI and/or FERC COMPANY OVERVIEW (NYSE: HEP)  Maintain Balance Sheet flexibility  Operate within free cash flow while reducing leverage  HEP Corporate Credit Ratings: S&P BB+, Moody’s Ba2, Fitch BB+  Earliest maturity in 2025  Integrated systems of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HF Sinclair’s refining assets in high growth markets  Assets strategically located in core growth areas in the Mid-Continent, Southwest and Northwest regions of the United States  47% owned by refining parent HF Sinclair Corporation (NYSE:DINO)  Target distribution coverage of at least 1.3x  Target leverage: 3.0-3.5x  Self-funding model to cover all planned capital expenditures and distributions with cash flow from operations  Maintain annual distribution of $1.40 per unit for 2022 31) As of December 31 2021, per 2021 10-K.

Holly Energy Partners (NYSE: HEP) 4 Minimum Volume Commitments MVC Contract Renewal Schedule2  10-15 years = typical contract lengths with HF Sinclair  6 years = weighted-average remaining contract duration  MVCs accounted for ~76% of 2021 Total Revenue1 Inflation Escalators as % of FY 2021 Total Revenue1 MVC Contract Profile 1) Per HEP 2021 10-K, based on FY 2021 total revenue of $494 million. 2) As of March 31, 2022. PPI 65% FERC 30% Other 5% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M V C R ev en u e (i n m ill io n s) HF Sinclair 3rd Party

Holly Energy Partners (NYSE: HEP) 5 Historical Leverage and Coverage Ratios  Long-term coverage target of at least 1.3x  Majority of contracts tied to MVCs provides coverage cushion  Free cash flow after distributions2 to fund maintenance and growth capex while deleveraging  Averaged 4.0x leverage since 2005  Visible path to leverage target of 3.0-3.5x  Conservative annual capital need (estimated $55-75 million in 20221) 1) Per HEP Q1 2022 10-Q. 2) See definitions page in Appendix. 3.6 3.3 2.7 5.1 3.9 4.0 4.0 4.5 4.2 4.1 4.3 4.5 4.1 4.3 4.1 4.1 3.9 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Leverage Ratio 1.2 1.1 1.1 1.2 1.1 1.1 1.0 1.2 1.0 1.1 1.1 1.1 1.0 1.0 1.0 2.0 1.8 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Coverage Ratio

Holly Energy Partners (NYSE: HEP) HEP Financial Strength Reimbursable $15-20mm Maintenance $10-15mm Expansion $40-50mm HEP Capital Structure ($ millions) 3/31/2022 Revolver Capacity (matures 7/2025) $1,200 Revolver Borrowings $(1,142) Revolver Availability $58 Note: April 8, 2022, HEP issued $400 million 6.375% senior notes due in 2027 $15Cash Total Liquidity $73 5.00% Senior Notes due 2028 $500 Revolver Borrowings $1,142 Total HEP Debt $1,642 TTM Adjusted EBITDA1 $337 Debt/Pro forma Further Adjusted EBITDA1 3.9x 6 Credit Ratings HEP  S&P BB+  Moody’s Ba2  Fitch BB+ HF Sinclair Corporate Investment Grade Ratings  S&P BBB-  Moody’s Baa3  Fitch BBB- *strong parent credit rating that represents significant revenues for HEP 1) See Appendix for Adjusted EBITDA and Further Adjusted EBITDA reconciliations.

Holly Energy Partners (NYSE: HEP) 7 Distributable Cash Flow / LP Unit Since Inception $1.35 $1.47 $1.58 $1.85 $1.98 $2.06 $2.20 $2.75 $2.52 $2.94 $3.36 $3.65 $3.46 $2.52 $2.57 $2.68 $2.56 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Distributable Cash Flow per LP Unit1 1) See definitions page in Appendix. LP units outstanding are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributable cash flow earned during the period. DCF/LP Unit LP Units Outstanding (in mil l ions) 30.8 32.2 32.2 32.6 36.6 44.2 45.7 55.7 58.2 58.7 58.7 59.9 70.3 105.0 105.4 105.4 2013: public offering of HEP common units 2017: IDR simplification 2018: private offering of HEP common units

Holly Energy Partners (NYSE: HEP) HEP Capital Budget 2022 Capex Budget1 $55-75mm Turnarounds $30-40mm Maintenance $20-25mm Expansion $5-10mm 81) Per HEP Q1 2022 10-Q filing. *Turnaround occurs approximately every 5 years for refinery processing units

Holly Energy Partners (NYSE: HEP) 9 HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS OPPORTUNITIES WITH HF SINCLAIR  Leverage HEP’s existing footprint to capitalize on commercial opportunities  Contractual PPI/FERC escalators  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HF Sinclair service providers with HEP  Leverage HF Sinclair refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HF Sinclair to build and/or acquire new assets/businesses  Target high tax basis assets with durable cash flow characteristics that also add to HF Sinclair EBITDA  Replace incumbent HF Sinclair service providers with HEP Example: Frontier Pipeline Expansion Example: Sinclair Transportation Acquisition Example: Cushing Connect Joint Venture

Sinclair Acquisition Highlights

HOLLY ENERGY PARTNERS

Expansive Network of Crude and Product Assets in Key Demand Centers

Pipelines

- 1,200 miles of pipelines
- Regional crude gathering system for Sinclair's refineries and 3rd parties
- Refined product outlets for Sinclair's refineries

Terminals

- 8 product terminals and 2 crude terminals with 4.5 million barrels of operated storage
- Product distribution and crude gathering for Sinclair and 3rd parties

Joint Ventures

- Saddle Butte Pipeline (25.06% Sinclair non-operated interest)
- Pioneer Pipeline (49.995% Sinclair non-operated interest)
- UNEV Pipeline (25% Sinclair non-operated interest)[2]

Combined Company

- Expected pro forma Further Adjusted EBITDA $400-$450 million[1]
- 70-75% of revenues tied to long-term MVCs
- Enhanced scale and earnings power
- Combined ~4,400 miles of pipeline and 19 terminals
- Own 100% interest in UNEV pipeline, interests in other strategic joint ventures
- Integrated system with expansive logistics network connecting key Rockies crude and product regions expected to enhance flexibility

1) See Appendix for Further Adjusted EBITDA reconciliation.
2) HEP previously owned 75% interest in UNEV Pipeline. Post acquisition, HEP owns 100% interest in UNEV Pipeline.

Holly Energy Partners (NYSE: HEP)
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Holly Energy Partners (NYSE: HEP) Structure & Purchase Price  Sinclair contributed all of the outstanding equity interests in Sinclair Transportation Company, which owns logistics assets, to HEP in exchange for cash and HEP common units, representing a transaction value of approximately $670 million based on the closing price of HEP units on March 11, 2022  HEP funded the transaction with an equity issuance of 21 million common units and $321 million of cash, inclusive of working capital adjustments  Closed Mach 14, 2022, simultaneously with the acquisition of Sinclair Oil by HF Sinclair Corporation Leadership & Operations  HEP to continue operating as Holly Energy Partners, L.P. under existing senior management Governance  Appointed 1 Sinclair director to HEP Board on March 15, 2022  Customary lock up, voting and standstill restrictions and registration rights for Sinclair’s owners’ equity 11 Sinclair Transaction Overview Enhancing Scale and Earnings Power Acquired Sinclair Business  Expected $70-80 million of Adjusted EBITDA uplift1  70-75% of revenues to be supported by long-term MVCs2  1,200 miles of integrated crude and refined product pipelines  Terminal assets including 8 product terminals and 2 crude terminals  Interests in 3 midstream JVs for crude gathering and product offtake  Includes 25% acquisition of the UNEV pipeline of which HEP already owns 75% 1) See Appendix for Adjusted EBITDA and Further Adjusted EBITDA reconciliations 2) Represents acquired Sinclair Transportation assets.

HEP Pro Forma Earnings Profile

HOLLY ENERGY PARTNERS

Incremental Earnings Uplift

- Expected $70-80 million of Adjusted EBITDA uplift from Sinclair's logistics assets[1]
    - Amount differs from historical results, reflecting new minimum volume commitments between HEP and HF Sinclair, expected growth in JV earnings, and the exclusion of transaction-related expenses
- Consistent with HEP's current business model, ~75% of expected revenues from Sinclair logistics assets to be supported by long-term minimum volume commitments with HF Sinclair



~25% increase
$359
$346
$339
$75
$339
2019A
2020A
2021A
Pro Forma
HEP Adjusted EBITDA
Incremental Sinclair Further Adjusted EBITDA

HEP 2021A Adjusted EBITDA:
$339 million

+

Incremental Sinclair Further Adjusted EBITDA:
~$70 - $80 million[1]

=

HEP Pro Forma Further Adjusted EBITDA[1]:
$400-$450 million[2]

1) Includes approximately $35 million of expected Sinclair EBITDA uplift from re-contracting.
2) See Appendix for Adjusted EBITDA and Further Adjusted EBITDA reconciliations.

Holly Energy Partners (NYSE: HEP)
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Cushing Connect Joint Venture

HOLLY ENERGY PARTNERS

Asset Description

- HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of:
  - New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa
  - 1.5 million barrels of crude storage in Cushing
- Terminal in-service 2Q 2020
- Pipeline in-service 3Q 2021

Deal Highlights

- JV estimated total capital of $130 million with expected initial EBITDA[1] multiple of 8x-9x.
- HEP built and operates pipeline, PAA to build terminal connections and operate terminal
- HF Sinclair entered into 15-year MVC of 100 KBPD with HEP, which commenced in 3Q 2021

Strategic Rationale

- Generates HEP growth while providing long-term control of a strategic asset
- Insources HF Sinclair's logistics spend to HEP
- New pipeline provides capability to supply 100% of HF Sinclair's Tulsa Refinery crude throughput



HF Sinclair El Dorado Refinery
Crude Capacity
160 KBPD
Osage Pipeline JV
HF Sinclair Tulsa Refinery
Crude Capacity
140 KBPD
Plains Cushing Terminal System
Cushing Connect Pipeline JV

1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) Visible Deleveraging Pathway Increase unitholder returns Sustainable Free Cash Flow Transaction Delivers: Near-term  Continue to reduce leverage  Pay sustainable quarterly distribution of $0.35/unit 14 HEP Capital Allocation Strategy1 Mid to Long-term Strategy  Focus on funding all capex and distributions within operating cash flow  Reduce leverage to 3.0x-3.5x  Maintain distributable cash flow coverage of at least 1.3x 1) Based on management’s current estimates and expectations post close of Sinclair Transaction.

Holly Energy Partners (NYSE: HEP) 99.999% interest 66.8mm HEP units1 53% LP interest $1,074M Value2 59.6mm HEP units1 47% LP interest $959M Value2 HF SINCLAIR CORPORATION (DINO) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest HEP Ownership Structure Eliminated IDRs in 2017 to simplify structure 151) Unit Count as of March 31, 2022. 2) Based on HEP unit closing price on May 12, 2022. Corporate Ratings: Baa3/BBB-/BBB-

Holly Energy Partners (NYSE: HEP) 16Note: Cheyenne Renewable Diesel facility mechanically complete in Q4 2021 and fully operation in Q1 2022. Artesia Renewable Diesel facility expected to be in-service Q2 2022. HF Sinclair Business Segment Highlights

HF Sinclair Business Segment Highlights

HOLLY ENERGY PARTNERS

Financially Strong Investment Grade Parent Positioned for Value Creation Across all Segments



REFINING

- 7 refineries in the Mid-Continent, West and Pacific Northwest regions
- 678,000 BPD[1] of refining capacity
- Flexible refining system with fleet wide discount to WTI
- Premium product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns


Sinclair

MARKETING

- Iconic DINO brand and customer loyalty
- Over 300 distributors and over 1,300 branded retail sites located across 30 states from coast to coast
- ~300 branded sites under license program outside of supply footprint
- Sinclair branded wholesale business generates an uplift versus unbranded sales



RENEWABLES

- 10,000 BPD[1] Renewable Diesel Unit at Sinclair, WY Refinery
- 6,000 BPD[1] Renewable Diesel Unit at Cheyenne, WY Refinery mechanically complete in Q4 2021 and fully operational in Q1 2022
- Construction of 9,000 BPD[1] Renewable Diesel Unit at Artesia, NM Refinery expected to be completed in Q2 2022
- Pre-Treatment Unit at Artesia, NM Refinery completed in March 2022



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 BPD[1] of production capacity
- Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- One of the largest North American white oil & group III base oil producers



MIDSTREAM

- Operate crude and product pipelines, loading racks, processing units, terminals and tanks in and around HF Sinclair's refining assets
- HF Sinclair owns 47% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Approximately 76% of revenues tied to long term contracts and minimum volume commitments[2]

1) BPD: Barrels per day (see definitions in Appendix).
2) As of December 31, 2021.

Holly Energy Partners (NYSE: HEP)

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HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth


2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
MLP IPO (July 2004)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly intermediate feedstock pipeline dropdown (July 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
Tulsa interconnect pipelines (Aug 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
50% JV with Plains for Cheyenne pipeline (June 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)
Constructed Orla Truck Rack (Jan 2019)
50% JV with Plains for Cushing Connect Pipeline and Terminal (October 2019)
Acquisition of Sinclair Transportation Company, including remaining 25% interest in UNEV Pipeline (March 2022)

Holly Energy Partners (NYSE: HEP)

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HF Sinclair Environmental, Social and Governance

HOLLY ENERGY PARTNERS

Environmental

Reduction in GHG emissions

- Significant investment in 3 Renewable Diesel Projects: Sinclair, Wyoming, Artesia, New Mexico and Cheyenne, Wyoming. Renewable diesel produces cleaner burning fuel with 50% lower GHG emissions than conventional diesel

35% reduction in combined NO_X, SO_2, CO, $PM_{2.5}$ and VOC emissions since 2011[1]

- Purchase of steam from Covanta Tulsa's Energy-from-Waste power generation process to run the Tulsa refinery
- Water conservation projects at Woods Cross refinery recaptures water condensate and reroutes cooling water streams for reuse in our water systems helping reduce fresh water consumption by ~10%
- Producing Tier 3 fuels at Woods Cross refinery that when coupled with a Tier 3 vehicle will help reduce sulfur emissions by up to 80%
- Development of SonneNatural, 100% vegetable-based products that are 100% natural in origin (ISO 16128 score of 100%)

Social

Annual Sustainability Report highlighting ESG efforts[1]

- 20% reduction in Tier 1 & 2 process safety incidents since 2019
- 34% reduction in Refining (employee and contractor) OSHA injury rate vs 2019

"One HF Sinclair Culture" program instilled at every level with focus and commitment to safety, integrity, teamwork, ownership and inclusion

- Active volunteering and philanthropic involvement in communities where we operate
- Commitment to attracting, retaining and developing a diverse and inclusive workforce
- Supporting our employees and communities by investing in racially and ethnically underrepresented groups, women, and veterans through program sponsorships

Governance

Board leadership provides significant industry expertise, alongside diverse business, financial and EHS expertise

- Environmental, Health, Safety, and Public Policy Committee at Board level
- 10 of 12 directors independent, including chair
- 2 female board members
- 2 ethnically diverse board members
- Long standing commitment to ethical behavior is inherently tied to how we do business
- Code of Business Conduct and Ethics among governing principles

Executive compensation strongly aligned with shareholders and long-term performance

- ROCE, TSR, Operational Efficiency, and Safety drive performance pay

** Please see HFC 2020 Corporate Citizenship Report for additional ESG related information.*
https://hfsinclair.com/sustainability/sustainability-report/default.aspx

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 20 Appendix

Holly Energy Partners (NYSE: HEP) 21 HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HF Sinclair’s refining and marketing operations in the Mid-Continent, Southwest and Northwest regions of the United States  Approximately 4,400 miles of crude oil and petroleum product pipelines  Approximately 18.5 million barrels of refined product and crude oil storage with 19 terminals and 7 loading rack facilities in 13 western and mid-continent states  Refinery processing units in Woods Cross, Utah and El Dorado, Kansas  50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming.  50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135- mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas  50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 50-mile, 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma  49.995% joint venture interest in Pioneer Investments Corp. – the owner of a 310- mile, 65,000 barrel per day refined product pipeline from Sinclair, Wyoming to the North Salt Lake Terminal with 655,000 barrels of refined product storage capacity  25.06% joint venture interest in Saddle Butte Pipeline III, LLC – the owner of a 220 mile, 60,000 barrel per day crude oil pipeline from the Powder River Basin in Wyoming to Casper, Wyoming and 160,000 barrels of crude oil storage at the Highland Flats Terminal in Wyoming

Holly Energy Partners (NYSE: HEP) 22 Adjusted EBITDA Reconciliation 1) Expected Sinclair EBITDA uplift reflects (1) the expected pricing uplift from new minimum volume commitments (“MVCs”) entered into between HEP and HF Sinclair for the acquired Sinclair midstream assets, (2) expected growth in equity in earnings from joint ventures associated capital investments and (3) the exclusion of non-recurring transaction-related expenses. The uplift was determined by applying market MVC contract rates to anticipated revenue from the new MVCs on the acquired Sinclair midstream assets. Consistent with HEP’s current business model, it is estimated that 70% to 75% of expected revenues from Sinclair midstream assets will be supported by long-term MVCs. We may not fully realize such pricing uplift within the anticipated timeframe, or may not do so at all. Accordingly, you should not view our presentation of this adjustment as a projection that we will achieve this pricing uplift. Our ability to realize this anticipated pricing uplift is subject to significant uncertainties and you should not place undue reliance on this or any other adjustment in evaluating our anticipated results. Holly Energy Partners HEP HEP PF Sinclair 12/31/2021 12/31/2021 Net income attributable to the partners 214,946$ 218,727$ + Interest expense 53,818 76,055 - Interest income (29,925) (29,925) + State income tax expense 32 32 + Depreciation and amortization 93,800 109,961 EBITDA 332,671$ 374,850$ - Gain on sales-type leases (24,677) (24,677) - Gain on significant asset sales (5,263) (5,263) + Goodwill impairment 11,034 11,034 + Tariffs not included in revenues 31,863 31,863 - Lease payments not included in operating costs (6,425) (6,425) Adjusted EBITDA 339,203$ 381,382$ Expected Sinclair EBITDA uplift (1) 34,756 Further Adjusted EBITDA 416,138$

Holly Energy Partners (NYSE: HEP) 23 Definitions CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. DISTRIBUTABLE CASH FLOW: Distributable cash flow is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts presented in our consolidated financial statements, with the general exception of maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. It is also used by management for internal analysis and for our performance units. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Historical distributable cash flow for prior years and fiscal quarters is reconciled to net income in a footnote to the table in “Item 6. Selected Financial Data” in HEP’s 10-Ks prior to the 10-K for the year ended December 31, 2021 and in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in HEP’s 10-Qs, available on our website, www.hollyenergy.com. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income attributable to the partners plus (i) interest expense, net of interest income, (ii) state income tax and (iii) depreciation and amortization. EBITDA is not a calculation based upon GAAP. However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income attributable to the partners or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past is reconciled to net income attributable in the partners in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of HEP’s Form 10-K for the year ended December 31, 2021. Historical EBITDA for prior years and fiscal quarters is reconciled to net income in a footnote to the table in “Item 6. Selected Financial Data” in HEP’s 10-Ks prior to the 10-K for the year ended December 31, 2021 and in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in HEP’s 10-Qs, available on our website, www.hollyenergy.com. ADJUSTED EBITDA: Adjusted EBITDA is calculated as EBITDA plus (i) loss on early extinguishment of debt, (ii) goodwill impairment, (iii) pipeline tariffs not included in revenues due to impacts from lease accounting for certain pipeline tariffs minus (iv) gain on sales-type leases, (v) gain on significant asset sales, (vi) HEP’s pro rata share of gain on business interruption settlement, and (vii) pipeline lease payments not included in operating costs and expenses. Portions of our minimum guaranteed pipeline tariffs for assets subject to sales-type lease accounting are recorded as interest income with the remaining amounts recorded as a reduction in net investment in leases. These pipeline tariffs were previously recorded as revenues prior to the renewal of the throughput agreement, which triggered sales-type lease accounting. Similarly, certain pipeline lease payments were previously recorded as operating costs and expenses, but the underlying lease was reclassified from an operating lease to a financing lease, and these payments are now recorded as interest expense and reductions in the lease liability. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is reconciled to net income attributable to the partners in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s Form 10-K for the year ended December 31, 2021 or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases, available on our website, www.hollyenergy.com. FURTHER ADJUSTED EBITDA: Further Adjusted EBITDA is calculated as Adjusted EBITDA plus Expected Sinclair EBITDA uplift. Further Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Further Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Further Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Further Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Further Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. KBPD: Thousand barrels per day. NON GAAP MEASUREMENTS: We report certain financial measures that are not prescribed or authorized by GAAP. We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. TTM: Trailing Twelve Months.